Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Third Quarter Financial Results

HAYWARD, Calif., October 26, 2022 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the third quarter ended September 30, 2022.

“Third quarter revenue surpassed our expectations due to solid performance,” said Jim Scholhamer, CEO. “We are working closely with our customers regarding the new export restrictions to China and, as a result, are maintaining a wide guidance range. We are confident in the long-term prospects for the Semiconductor Industry and UCT’s ability to perform well within a broad range of market scenarios. We also recognize our commitment to deploy capital toward opportunities that drive the greatest return for our shareholders. Strong cash flows have enabled us to initiate a share repurchase program for a total of $150 million over a three year period.”

Third Quarter 2022 GAAP Financial Results

Total revenue was $635.0 million. Products contributed $556.3 million and Services added $78.7 million. Total gross margin was 19.6%, operating margin was 5.7%, and net income was $9.7 million or $0.21 per basic and diluted share. This compares to total revenue of $608.7 million, gross margin of 19.4%, operating margin of (0.9)%, and net loss of $25.1 million or $0.56 per share, in the prior quarter. The financial results for the third quarter include a $20.8 million pre-tax loss related to the divestiture of certain non-core subsidiary entities.

Third Quarter 2022 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 20.6%, operating margin was 11.7%, and net income was $48.6 million or $1.06 per diluted share. This compares to gross margin of 20.3%, operating margin of 11.1%, and net income of $47.4 million or $1.04 per diluted share in the prior quarter.

Fourth Quarter 2022 Outlook

The Company expects revenue in the range of $600 million to $650 million and GAAP diluted net income per share to be between $0.61 and $0.79. The Company expects non-GAAP diluted net income per share to be between $0.94 and $1.14.

Conference Call

The conference call and webcast will take place on Wednesday, October 26 at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 9906379. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with

GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, stock-based compensation, restructuring charges, VAT settlement, acquisition activity costs, loss on divestitures, Covid-19 related costs, fair value adjustments, and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 24,	September 30,	September 24,
	2022	2021	2022	2021

Revenues:
Product	$556,282	$481,949	$1,575,129	$1,270,080
Services	78,724	71,703	232,718	216,399
Total revenues	635,006	553,652	1,807,847	1,486,479
Cost of revenues:
Product	459,322	393,343	1,299,980	1,044,831
Services	51,291	46,239	151,379	140,757
Total cost of revenues	510,613	439,582	1,451,359	1,185,588
Gross profit	124,393	114,070	356,488	300,891
Operating expenses:
Research and development	7,358	6,463	21,436	16,737
Sales and marketing	13,539	13,828	41,190	34,088
General and administrative	46,424	43,195	139,948	127,125
Net loss on divestitures	20,796	-	77,438	-
Total operating expenses	88,117	63,486	280,012	177,950
Income from operations	36,276	50,584	76,476	122,941
Interest income	241	114	431	271
Interest expense	(9,376)	(6,885)	(23,067)	(17,549)
Other income (expense), net	(2,078)	(1,462)	(2,439)	(6,436)
Income before provision for income taxes	25,063	42,351	51,401	99,227
Provision for income taxes	12,154	8,392	29,404	21,628
Net income	12,909	33,959	21,997	77,599
Less: Net income attributable to noncontrolling interests	3,174	2,079	9,427	3,624
Net income attributable to UCT	$9,735	$31,880	$12,570	$73,975

Net income per share attributable to UCT common stockholders:
Basic	$0.21	$0.71	$0.28	$1.73
Diluted	$0.21	$0.70	$0.28	$1.69
Shares used in computing net income per share:
Basic	45,421	44,757	45,189	42,883
Diluted	45,640	45,404	45,681	43,791

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$453,506	$466,455
Accounts receivable, net of allowance	235,975	250,147
Inventories	405,094	379,235
Prepaid expenses and other current assets	41,542	41,260
Total current assets	1,136,117	1,137,097

Property, plant and equipment, net	242,324	242,347
Goodwill	248,796	270,044
Intangible assets, net	194,810	245,696
Deferred tax assets, net	37,294	37,607
Operating lease right-of-use assets	87,154	83,357
Other non-current assets	9,551	9,242
Total assets	$1,956,046	$2,025,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$20,139	$22,071
Accounts payable	271,284	332,897
Accrued compensation and related benefits	47,538	46,790
Operating lease liabilities	16,138	17,299
Other current liabilities	52,349	50,060
Total current liabilities	407,448	469,117

Bank borrowings, net of current portion	509,237	529,919
Deferred tax liabilities	54,835	54,889
Operating lease liabilities	69,023	65,923
Other liabilities	13,396	12,894
Total liabilities	1,053,939	1,132,742

Equity:
UCT stockholders’ equity:
Common stock	523,351	511,628
Retained earnings	349,987	337,417
Accumulated other comprehensive loss	(16,514)	(167)
Total UCT stockholders' equity	856,824	848,878
Non-controlling interest	45,283	43,770
Total equity	902,107	892,648
Total liabilities and stockholders' equity	$1,956,046	$2,025,390

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Nine Months Ended
	September 30,	September 24,
	2022	2021
Cash flows from operating activities:
Net income	$21,997	$77,599
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	55,682	50,303
Stock-based compensation	14,852	11,498
Deferred income taxes	810	811
Change in the fair value of financial instruments	(1,515)	12,991
Gain from insurance proceeds	—	(7,332)
Net loss on divestitures	77,438	—
Others	(142)	277
Changes in assets and liabilities, net of effects of acquisitions and divestitures:
Accounts receivable	2,043	(35,358)
Inventories	(45,656)	(70,513)
Prepaid expenses and other current assets	(3,068)	(752)
Other non-current assets	(2,154)	(257)
Accounts payable	(43,899)	119,472
Accrued compensation and related benefits	2,100	6,981
Operating lease assets and liabilities	(2,568)	(341)
Income taxes payable	(1,372)	1,033
Other liabilities	11,455	3,619
Net cash provided by operating activities	86,003	170,031
Cash flows from investing activities:
Purchases of property, plant and equipment	(67,911)	(42,725)
Proceeds from sale of property and equipment, including insurance proceeds	344	7,577
Divestiture of subsidiaries	3,355	—
Acquisition of business, net of cash acquired	—	(355,155)
Net cash used in investing activities	(64,212)	(390,303)
Cash flows from financing activities:
Proceeds from bank borrowings	4,655	394,682
Proceeds from issuance of common stock	667	193,106
Payments on bank borrowings	(27,820)	(93,909)
Payments of debt issuance costs	(659)	(8,899)
Employees’ taxes paid upon vesting of restricted stock units	(3,796)	(7,013)
Others	(253)	(128)
Net cash provided by (used in) financing activities	(27,206)	477,839
Effect of exchange rate changes on cash and cash equivalents	(7,534)	(861)
Net increase (decrease) in cash and cash equivalents	(12,949)	256,706
Cash and cash equivalents at beginning of period	466,455	200,274
Cash and cash equivalents at end of period	$453,506	$456,980

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	September 30, 2022			September 30, 2022
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$556,282	$78,724	$635,006	$556,282	$78,724	$635,006
Gross profit	$96,960	$27,433	$124,393	$101,644	$29,084	$130,728
Gross margin	17.4%	34.8%	19.6%	18.3%	36.9%	20.6%
Income from operations	$26,757	$9,519	$36,276	$59,903	$14,312	$74,215
Operating margin	4.8%	12.1%	5.7%	10.8%	18.2%	11.7%

				Three Months Ended
				September 30, 2022
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis				$96,960	$27,433	$124,393
Amortization of intangible assets (1)				483	1,022	1,505
Stock-based compensation expense (2)				176	—	176
Restructuring charges (3)				—	629	629
VAT settlement (4)				4,025	—	4,025
Non-GAAP gross profit				$101,644	$29,084	$130,728

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				17.4%	34.8%	19.6%
Amortization of intangible assets (1)				0.1%	1.3%	0.2%
Stock-based compensation expense (2)				0.1%	—	0.1%
Restructuring charges (3)				—	0.8%	0.1%
VAT settlement (4)				0.7%	—	0.6%
Non-GAAP gross margin				18.3%	36.9%	20.6%

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis				$26,757	$9,519	$36,276
Amortization of intangible assets (1)				3,747	3,647	7,394
Stock-based compensation expense (2)				4,328	483	4,811
Restructuring charges (3)				—	663	663
VAT settlement (4)				4,025	—	4,025
Acquisition related costs (5)				250	—	250
Net loss on divestitures (6)				20,796	—	20,796
Non-GAAP income from operations				$59,903	$14,312	$74,215

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				4.8%	12.1%	5.7%
Amortization of intangible assets (1)				0.7%	4.6%	1.2%
Stock-based compensation expense (2)				0.8%	0.6%	0.8%
Restructuring charges (3)				—	0.9%	0.1%
VAT settlement (4)				0.7%	—	0.6%
Acquisition related costs (5)				0.1%	—	0.0%
Net loss on divestitures (6)				3.7%	—	3.3%
Non-GAAP operating margin				10.8%	18.2%	11.7%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents impact of value added tax ruling
5 Represents acquisition activity costs
6 Represents the net loss on the divestiture of certain non-core subsidiary entities

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	September 30,	September 24,	July 1,
	2022	2021	2022
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to UCT on a GAAP basis	$9,735	$31,880	$(25,093)
Amortization of intangible assets (1)	7,394	9,512	7,666
Stock-based compensation expense (2)	4,811	4,324	4,385
Restructuring charges (3)	663	1,580	1,134
VAT settlement (4)	4,025	—	—
Acquisition related costs (5)	250	105	160
Net loss on divestitures (6)	20,796	—	56,642
Covid-19 related costs (7)	—	—	2,914
Fair value related adjustments (8)	—	2,288	—
Income tax effect of non-GAAP adjustments (9)	(6,791)	(2,760)	(11,081)
Income tax effect of valuation allowance (10)	7,667	1,828	10,688
Non-GAAP net income attributable to UCT	$48,550	$48,757	$47,415

Reconciliation of GAAP Income (Loss) from operations to Non-GAAP Income from operations (in thousands)
Reported income (loss) from operations on a GAAP basis	$36,276	$50,584	$(5,511)
Amortization of intangible assets (1)	7,394	9,512	7,666
Stock-based compensation expense (2)	4,811	4,324	4,385
Restructuring charges (3)	663	1,580	1,134
VAT settlement (4)	4,025	—	—
Acquisition related costs (5)	250	105	160
Net loss on divestitures (6)	20,796	—	56,642
Covid-19 related costs (7)	—	—	2,914
Fair value related adjustments (8)	—	2,388	—
Non-GAAP income from operations	$74,215	$68,493	$67,390

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	5.7%	9.1%	-0.9%
Amortization of intangible assets (1)	1.2%	1.7%	1.3%
Stock-based compensation expense (2)	0.8%	0.8%	0.7%
Restructuring charges (3)	0.1%	0.4%	0.2%
VAT settlement (4)	0.6%	—	—
Acquisition related costs (5)	0.0%	—	—
Net loss on divestitures (6)	3.3%	—	9.3%
Covid-19 related costs (7)	—	—	0.5%
Fair value related adjustments (8)	—	0.4%	—
Non-GAAP operating margin	11.7%	12.4%	11.1%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$124,393	$114,070	$118,367
Amortization of intangible assets (1)	1,505	1,680	1,625
Stock-based compensation expense (2)	176	534	405
Restructuring charges (3)	629	684	—
VAT settlement (4)	4,025	—	—
Covid-19 related costs (7)	—	—	2,914
Fair value related adjustments (8)	—	2,388	—
Non-GAAP gross profit	$130,728	$119,356	$123,311

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	19.6%	20.6%	19.4%
Amortization of intangible assets (1)	0.2%	0.3%	0.3%
Stock-based compensation expense (2)	0.1%	0.1%	0.1%
Restructuring charges (3)	0.1%	0.2%	—
VAT settlement (4)	0.6%	—	—
Covid-19 related costs (7)	—	—	0.5%
Fair value related adjustments (8)	—	0.4%	—
Non-GAAP gross margin	20.6%	21.6%	20.3%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)

Reported interest and other income (expense) on a GAAP basis	$(11,213)	$(8,233)	$(7,517)
Fair value related adjustments (8)	—	(100)	—
Non-GAAP interest and other income (expense)	$(11,213)	$(8,333)	$(7,517)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share

Reported net income (loss) on a GAAP basis	$0.21	$0.70	$(0.56)
Amortization of intangible assets (1)	0.16	0.21	0.17
Stock-based compensation expense (2)	0.10	0.10	0.10
Restructuring charges (3)	0.01	0.03	0.03
VAT settlement (4)	0.09	—	—
Acquisition related costs (5)	0.01	—	0.01
Net loss on divestitures (6)	0.46	—	1.24
Covid-19 related costs (7)	—	—	0.06
Fair value related adjustments (8)	—	0.05	—
Income tax effect of non-GAAP adjustments (9)	(0.15)	(0.06)	(0.24)
Income tax effect of valuation allowance (10)	0.17	0.04	0.23
Non-GAAP net income	$1.06	$1.07	$1.04
Weighted average number of diluted shares (in thousands) on a non-GAAP basis	45,640	45,404	45,637

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	September 30,	September 24,	July 1,
	2022	2021	2022
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$12,154	$8,392	$8,708
Income tax effect of non-GAAP adjustments (9)	6,791	2,760	11,081
Income tax effect of valuation allowance (10)	(7,667)	(1,828)	(10,688)
Non-GAAP provision for income taxes	$11,278	$9,324	$9,101

Income (loss) before income taxes on a GAAP basis	$25,063	$42,351	$(13,028)
Amortization of intangible assets (1)	7,394	9,512	7,666
Stock-based compensation expense (2)	4,811	4,324	4,385
Restructuring charges (3)	663	1,580	1,134
VAT settlement (4)	4,025	—	—
Acquisition related costs (5)	250	105	160
Net loss on divestitures (6)	20,796	—	56,642
Covid-19 related costs (7)	—	—	2,914
Fair value related adjustments (8)	—	2,288	—
Non-GAAP income before income taxes	$63,002	$60,160	$59,873
Effective income tax rate on a GAAP basis	48.5%	19.8%	-66.8%
Non-GAAP effective income tax rate	17.9%	15.5%	15.2%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents impact of value added tax ruling
5 Represents acquisition activity costs
6 Represents the net loss on the divestiture of certain non-core subsidiary entities
7 Covid-19 related costs incurred during the period
8 Adjustments related to the fair values of inventories related to Fluid Solutions and purchase obligation related to Services
9 Tax effect of items (1) through (8) above based on the non-GAAP tax rate

10 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect